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                   [LOGO OF INDUSTRIAL TRAINING CORPORATION]
                                                                    Exhibit 10.4

                        Industrial Training Corporation

                 1992 Key Employee Incentive Stock Option Plan

                                   as Adopted

                                 April 30, 1992

The proper execution of the duties and responsibilities of the executives and other key employees of Industrial Training Corporation (the "Company") and its subsidiaries is a vital factor in the continued growth and success of the Company. Toward this end, it is necessary to attract, develop, and retain effective and capable individuals at all levels of the Company to assume positions which contribute materially to the successful operation of the business of the Company. It benefits the Company to bind the interests of these persons more closely to its own interest by offering them options to purchase shares of common stock of the Company and thereby provide them with added incentive to remain in its employ and to increase its prosperity and growth.

Options granted under this plan may be either incentive stock options within the meaning of Section 422 (b) of the Internal Revenue Code, as amended, or non-statutory options which are not intended to meet the requirements of Section 422
(b).

                                   Article 1

                                  Definitions

The following words and terms, unless the context clearly indicates otherwise, have the following meanings. Where appropriate in the context of this Stock Option Plan, the singular shall include the plural, the masculine gender shall include the feminine, and vice versa:

1:01 Board means the Board of Directors of Industrial Training Corporation.

1:02 Common Stock means the common stock of Industrial Training Corporation.

1:03 Company means Industrial Training Corporation and any parent or subsidiary thereof.

1:04 Option means the options granted pursuant to this Plan.

1:05 Option Agreement means an agreement provided for in Section 6:01.
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1:06 Participant means an individual designated pursuant to Section 3:03 who has executed an Option Agreement.

1:07 Plan means this Industrial Training Corporation 1992 Stock Option Plan.

1:08 SEC means the United States Securities and Exchange Commission.

                                   Article 2

                           Effective Date of the Plan

2:01 On March 6, 1992 the Board adopted this Plan subject to approval by the Shareholders. The plan shall become effective at the next Annual Meeting of Shareholders, provided it is approved by the majority of the Shareholders of the Company at that time. No options granted prior to Shareholder approval of the Plan shall be exercisable unless and until the Shareholders of the Company approve this Plan and the Options granted prior to such approval.

                                   Article 3

                                 Administration

3:01 The Plan shall be administered by the Board, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. No member of the Board (including directors who are employees) shall be eligible to participate in the Plan.

3:02 The Board shall establish, from time to time, subject to the limitations of the Plan as hereinafter set forth, such rules and regulations, and amendments thereof, as it deems necessary to comply with applicable law and regulation and for the proper administration of the Plan. Every decision and action of the Board shall be valid if a majority of the members then in office concur either at a meeting or in writing.

3:03 The Board shall make all determinations as to the persons (including officers and key employees) who in the opinion of the Board should receive Options. The Board shall also designate the time or times at which Options are granted to each person, the number of shares for which Options are to be granted to each person and the term and price of each option. The Board shall designate a quantity of option-granting approval to the Chief Executive Officer/President for use in situations where the grant of options is appropriate but a determination of the Board is not timely available. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

3:04 Options shall be granted only after prior designation by the Board and the execution of an Option Agreement. The Board shall report to the Secretary of the Company the names of persons granted Options, the number of Options granted, and the terms and conditions of each Option.
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                                   Article 4

                           Participation in the Plan

4:01   Participation in the Plan shall be limited to full-time officers and employees of the Company who, from time to time, shall be designated by the Board in accordance with Section 3:03.

                                   Article 5

                             Stock Subject to Plan

5:01 There are reserved for the granting of Options under the Plan, and for subsequent issuance and sale pursuant to granted Options, 115,000 shares of unissued but authorized Common Stock or of Common Stock held in treasury. If for any reason, shares for which an Option has been granted cease to be subject to purchase thereunder, those shares shall be available for the granting of Options.

5:02 Proceeds of the purchase of optioned shares shall be used for the general business purposes of the Company.

5:03 In the event of reorganization, recapitalization, stock split, stock dividend, stock combination, merger, consolidation, acquisition of property or stock, any changes in the capital structure of the Company, or similar changes in the Company's Common Stock, the Board shall make such adjustments as may be appropriate in the number and kind of shares reserved for purchase and in the number, kind and price of shares covered by Options granted but not then exercised.

5:04 If the Company shall at any time merge or consolidate with or into another corporation and (i) the Company is not the surviving entity, or (ii) the Company is the surviving entity and the shareholders of the Company are required to exchange their shares of Common Stock for property and/or securities, the holder of each Option will thereafter receive, upon the exercise thereof, the securities and/or property to which a holder of the number of shares of Common Stock then deliverable upon the exercise of such Option would have been entitled upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of such Option, provided, however, that under no circumstance shall any Option exercise date be accelerated in contemplation of such action. A sale of all or substantially all the assets of the Company for consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes. Notwithstanding the foregoing, the provisions of this
     Section 5:04 shall be subject to Section 6:06.

     The surviving entity following any reorganization may at any time, in its sole discretion, tender substitute options as it may deem appropriate. However, in no event may the
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     substitute options entitle the Participant to any fewer shares (or any greater aggregate price) or any less other property that the Participant would be entitled to under the immediately preceding paragraph upon an exercise of the Options held prior to the substitution of the new Option.

5:05 In the event of the proposed dissolution or liquidation of the Company, the Options granted hereunder shall terminate as of a date to be fixed by the Board, provided that not less than thirty (30) days' prior written notice of the date so fixed shall be given to the Participant, and the Participant shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Options. Not withstanding the foregoing, the provisions of this Section shall be subject to Section 6:06.

                                   Article 6

                        Terms and Conditions of Options

6:01 Each Option shall be evidenced by an Option Agreement specifying the number of shares of Common Stock covered thereby in such form as the Board from time to time may determine, provided that no provision of the Option Agreement shall be inconsistent with this Plan and such Option Agreement may incorporate all or any of the terms of this Plan by reference.

6:02 The Option price per share shall not be less than 100% of the fair market value of a share of the Common Stock on the date on which the Option is granted. The fair market value of a share of Common Stock for this purpose shall be the mean of the closing high bid and low asked prices per share in the over-the-counter market, or the closing price if the Company's Common Stock is listed in the NASDAQ National Market System, on the day of the grant (or if that date falls on a non-business day, then the next business day on which the stock is quoted).

     If any employee to whom an Incentive Stock Option is to be granted under the Plan is at the time of the grant of such option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or any Subsidiary (after taking into account the attribution of stock ownership rules of Section 424 (d) of the Code, and any successor provisions thereto), then the following special Stock Option granted to such individual:

     (A) The purchase price per share of the Common Stock subject to such incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant.

6:03 No Option may be granted under this Plan after April 30, 2002.

6:04 No employee may receive Incentive Stock Options (under all stock option plans of the Company and any of its parents and subsidiaries) in any calendar year for stock with an aggregate fair market value (determined as of the time of the option is granted) in excess of $100,000, plus any unused limit carryover from prior years computed in accordance with subsection (c) (4) of Section 422 (b) of the Internal Revenue Code.
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6:05 No portion of any Incentive Stock Option granted shall be exercisable while there is outstanding (within the meaning of subsection (c) (7) of Section 422 (b) of the Internal Revenue Code) any Incentive Stock Option granted to optionee prior to such option.

6:06 The term of any Option granted under this Plan shall be up to five (5) years from the date on which it was granted. The Board shall have the right to set the time or times within which an Option shall be exercised, and to accelerate the time or time of exercise provided however, that no Option shall be exercisable until (i) after the Shareholders of the Company approve the Plan; and (ii) at least six (6) months from the date of grant.

6:07 Each Option by its terms shall be non-transferrable and non-assignable except that valid Option rights may be transferred by testamentary instrument (will), by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. Otherwise, an Option is exercisable only by such Participant.

6:08 Each Option granted under the Plan shall terminate and may no longer be exercised if the Participant ceases to be an employee of the Company, except that (i) if the Participant dies while in the employ of the Company, or within three (3) months after the termination of such employment, such Option may be exercised on his behalf as set forth in 6:09 below; and (ii) if the Participant's employment shall have been terminated for any reason other than his death, he may at any time within a period of three (3) months after such termination exercise such Option to the extent that the Option was exercisable pursuant to Section 6:06 above by him on the date of the termination of his employment; provided, however that in the case of termination for cause by the Company of the employment of the Participant of if a Participant shall terminate his employment in violation of any employment agreement with the Company, then his Option shall terminate and expire concurrently with the termination of his employment and shall not thereafter be exercisable to any extent. The definition of "cause" shall be as set forth in the Option Agreement with each Participant.

6:09 If the Participant dies during the term of his Option while in the employ of the Company, or within the three (3) month period after the termination of employment, without having fully exercised his Option, the executor or administrator of his estate or the person who inherits the right to exercise the Option by bequest or inheritance shall have the right within twelve (12) months after the Participant's death to purchase the number of shares which the deceased Participant was entitled to purchase at the date of his death, after which time the Option shall lapse.

6:10 A Participant may, at any time, elect in writing to abandon an Option or any part thereof.

                                   Article 7

                         Methods of Exercise of Option

7:01 The Participant (or other person acting under Section 6:09) desiring to exercise an Option as to all or part of the shares of Common Stock subject to that option shall notify the
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     Secretary of the Company in writing at its principal office to that effect, specifying the number of shares to be purchased.

7:02 The notice shall be accompanied by payment to the Company of the full purchase price. With the prior consent of the Company the Option may be exercised as to the number of shares specified in the notice by tendering to the Company shares of Common Stock already owned by the Participant which, together with any cash tendered therewith, shall equal in value the full purchase price. The value of the tendered shares for this purpose shall be the fair market value (as determined in accordance with the procedures set forth in Section 6:02) of such shares (valued as if unlegended and freely transferrable) on the date the Participant executed and dates the notice provided in Section 7:01, and the Participant shall deliver only the number of shares of Common Stock which, together with any cash delivered, has an aggregate value of not less than the full purchase price for the Option.

7:03 A Participant shall have none of the rights of a Stockholder until the shares of Common Stock covered by the Option are issued to him. If the shares of Common Stock issuable pursuant to the exercise of an Option are not registered under the Securities Act of 1933, as amended, the Company may require that the Participant deliver an investment representation letter at the time of exercise in form acceptable to the Company and its counsel, and the Company may place appropriate legends restricting transfer under applicable securities laws on the certificates for the shares of Common Stock to be issued.

                                   Article 8

                   Amendments and Discontinuance of the Plan

8:01 The Board shall have the right at any time and from time to time to amend, suspend, or terminate the Plan, provided that, except as provided in
     Section 5:03, no such amendment, suspension, or termination shall (i) revoke or alter the terms of any valid Option previously granted in accordance with this Plan; (ii) increase the number of shares to be reserved for issuance of Options; (iii) change the price determined pursuant to the provisions of Section 6:02; (iv) change the class of eligible employees to whom Options may be granted under this Plan; (v) extend the term of the Plan beyond ten (10) years or provide for options exercisable more than five (5) years after the date granted; (vi) permit any member of the Board to be eligible as a Participant; or (vii) otherwise materially modify the Plan, except as provided herein or as necessary to comply with applicable law, without Shareholder approval.

8:02 This Plan shall terminate at midnight on April 30, 2002.  Options outstanding at the termination of the Plan shall not be affected by such termination.
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                                   Article 9

                            Miscellaneous Provisions

9:01 The Plan shall be construed, whenever possible, to be in conformity with the requirement of all applicable federal law, including without limitation the SEC's Rule 16b-3. To the extent not in conflict with the preceding sentence, the Plan shall be construed, administered and governed in all respects under and by the laws of the State of Virginia, exempt where preempted by federal law.

9:02 If any provision of the plan is held invalid or unenforceable, the invalidity or unenforceability shall not affect any other provisions and the Plan shall be construed and enforced as if those provisions had not been included.

9:03 This Plan shall be binding upon heirs, executors, administrators, successors and assigns of all parties hereto, present and future.

9:04 This Plan shall not be deemed to construe a contract between any employee and the Company. Nothing in the Plan shall give any right to be retained in the employ of the Company, and all employees shall remain subject to discharge, discipline or layoff to the same extent as if the Plan had not been put into effect.

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                                First Amendment
                                     to the
                        Industrial Training Corporation
                 1992 Key Employee Incentive Stock Option Plan


     THIS AMENDMENT is made to the Industrial Training Corporation 1992 Key Employee Incentive Stock Option Plan (the "Plan"), effective the 4th day of January, 1996.

     1. Section 5:01 of Article 5 of the Plan shall be amended by deleting the numeral "115,000" and substituting "315,000" therefore, so that said section shall read as follows:

    5.01 There are reserved for the granting of Options under the Plan, and for subsequent issuance and sale pursuant to granted Options, 315,000 shares of unissued but authorized Common Stock or of Common Stock held in treasury. If for any reason, shares for which an Option has been granted cease to be subject to purchase thereunder, those shares shall be available for the granting of Options.

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                                Second Amendment
                                     to the
                        Industrial Training Corporation
                 1992 Key Employee Incentive Stock Option Plan



      THIS SECOND AMENDMENT to the 1992 Key Employee Incentive Stock Option Plan (the "Plan") is effective the 3rd day of January, 1997.

     1.  Section 6:04 of Article 6 of the Plan shall be amended by deleting the section in its entirety and replacing it with a new section 6.04, which reads as follows:

          No employee may receive Incentive Stock Options which are exercisable for the first time during any calendar year (under all stock option plans of the Company and any of its parents and subsidiaries) for stock with an aggregate fair market value (determined as of the time that the option is granted) in excess of $100,000, computed in accordance with subsection (d) of Section 422 of the Internal Revenue Code.